RSA Security Investor Summary
Tuesday, February 15, 2005
San Francisco, CA
2005 RSA Security Inc. All rights reserved

Risk Statements
Various remarks that we may make about the Company’s future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company’s most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Risk Statements (2 of 3)
This presentation contains forward-looking statements about RSA Security’s strategy and plans for the future, as well as the potential size of the market for RSA Security’s products. These statements involve a number of risks and uncertainties that could cause RSA Security’s plans to change or that could impact the success of the Company’s strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company’s products; delays or technical difficulties in developing RSA Security’s products or executing its strategy; competitive

Risk Statements (3 of 3)
pressures or quality or security failures in the products, which could make RSA Security’s products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security’s market or impact the Company’s strategy; and the risk factors detailed from time to time in RSA Security’s periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security’s Annual Report on Form 10^K and filed on March 8, 2004 and Form 10-Q filed on November 5, 2004.

Business Summary
Strategy & Market Opportunity
RSA Security Solutions
Financial Summary

RSA Security’s Value
RSA Security’s value is its ability to help organizations protect and manage identities and information access

RSA Security’s Market Solutions
Secure Mobile & Remote Access
Secure Enterprise Access
Secure Transactions
Identity & Access Management
Consumer
Identity Protection

The Market Opportunity
15M users of RSA strong authentication
The Market Opportunity
Source: RSA Security estimates as of year-end 2004
85M remote access users
+330M online business users
+750M online consumers

Authentication: The Next Generation
Strong authentication is a cornerstone of
identity and access management
Authentication is rapidly moving from point deployment to an enterprise-wide solution; authentication is also expanding into the SMB and consumer markets
Many areas of technology development will have a significant impact on user authentication over the next decade

Business Summary
Strategy & Market Opportunity
RSA Security Solutions
Financial Summary

Solving Four Core Problems
Who are you?
Partner
Employee
Hacker
Customer

Solving Four Core Problems
What can you do?
Enter purchase order
Transfer funds
View
design documents
Check inventory status

Solving Four Core Problems
Convenience; Ease of use

Solving Four Core Problems
Reduce cost; complexity of administration

NEXUS: RSA Security’s Vision for IAM
Integrated solutions and technologies for
Authentication
Access control
Provisioning
User management
Featuring best-of-breed
products
Common set of
feature-rich capabilities for seamless integration
Multi-year product strategy

Today’s Announcements

An Authentication Vision for the Industry
Complete end-to-end authentication system
Prove
Leverage
Create
Manage
Store

RSA Security Authentication Strategy
Provide flexibility in the choice of credentials and authentication methods
Leverage
Create
Manage
Store
Offer a broad range of form factors for storing and protecting credentials
Provide streamlined, cost-effective identity life-cycle management
Deliver mission-critical scalability and reliability for credential validation
Enable trusted identities to be leveraged across the widest range of resources and applications

Delivering on Our Authentication Strategy
Open specifications for one-time password (OTP) integration
RSA SecurID Appliance
New RSA SecurID authenticators
RSA Authentication Service
Prove
Leverage
Create
Manage
Store

One-Time Password Specifications

Driving Standards for User Authentication
Facilitate broader adoption of strong authentication through simpler, more cost-effective integration of one-time passwords (OTP) with applications
Establish through existing, appropriate standards bodies to ensure broad customer and vendor input and adoption
Build on RSA Security’s long established role as a champion of industry-wide standards (PKCS, SAML, WS-Security, others)

Driving Standards for User Authentication
Provisioning
Retrieval
Validation
Transport
(EAP-POTP)
(OTP-WSS-Token,
(OTP-Validation Service)
(CT-KIP)
(OTP-PKCS#11,
OTP-CAPI)
Authentication
Server

Driving Standards for User Authentication
EAP-POTP specification submitted to IETF for public review and comment
Similar to RSA Security’s leadership in PKCS, remaining specifications:
Are available online for public review and comment
Will be developed via mailing lists and workshops
Will be submitted to standards bodies as appropriate
RSA Security plans to support these specifications in future product releases
Initiative supported by technology industry leaders

RSA SecurID Product Announcements

RSA SecurID(r) Appliance
Delivers cost-effective strong authentication
to small and medium-size businesses
Helps meet audit and compliance requirements
Simple to purchase, deploy and manage
First in a series of appliance-based solutions from RSA Security

RSA SecurID SID800:
Multi-function device (OTP/USB)
Supports multiple credentials including OTP, digital certificates and static passwords
Seamless integration with
RSA(r) Sign-On Manager
RSA SecurID SID700:
35% smaller than
flagship key fob token
Easy to co-brand
Further extends the broad range of form factors for storing and protecting credentials
Continued Innovation in Authentication Form Factors

Announcing RSA Security’s Authentication Service for Consumer-facing Businesses
RSA Security will be offering a managed authentication service
Designed to meet the unique requirements of consumer facing companies
Strong, complimentary alternative to current product-based solution
Providing our customers with choice
Leverages RSA Security’s leadership in strong authentication as a base
Positioned to aggressively meet evolving market needs

The service provides a solution that includes both processes and technology.
Role
Business Processes
Authentication Service Provider
Account Provider
Consumer
Registration (authenticator)
Device fulfillment
Authentication functionality
Manage service performance (uptime)
Reporting
Support (3rd tier)
Maintenance
Promote to end users
Maintain end-user relationship
Provide tier 1 and 2 support
Use the service to strongly authenticate
Choose sites to leverage authentication credential

Business Summary
Strategy & Market Opportunity
RSA Security Solutions
Financial Summary

Financial Summary
Financial Results — Revenue, Profits & Cash
Customer Metrics — Verticals & Growth
Operational Metrics — Credential Trends (User Licenses)
Solution Pricing & Total Cost of Ownership (TCO)
Financial Model & Targets
Strategies for Growth & Investment Summary

FY 2004 Financial Results
FY 2004 Revenue, Profits & Cash Flow
Revenue increased 18% to $307.5M
Operating Income up 87% to $46.7M
Net Income increase 136% to $35M
EPS to $.51/share vs. $.24 in FY 03
Cash increased by $83M to $290M
Cash Flow from Ops @ $0.79/share
Cash & Securities @ $4.22/share

Core Operating Results 2002-2004
11 Quarters of sequential revenue growth & profit expansion

Balance Sheet Summary 2002-2004 Dec 2001 Dec 2002 Mar 2003 Jun 2003 Sep 2003 Dec 2003 Mar 2004 Jun 2004 Sep 2004 Dec 2004 Goodwill & Other 268 201 194 193 192 196 196 195 194 193 Net PP &E 95 73 72 71 69 68 68 66 68 71 Prepaids & Taxes 38 67 72 69 16 21 16 18 13 16 Inventory 9 2 2 3 4 4 3.5 3.8 3.6 3 Accts Receiveable 56 36 29 27 31 33 39 35 41 53 Cash & Securities 63 103 115 129 191 207 219 245 256 290 530 483 $ in millions 483 491 503 530 541 562 578 624 1

Broad Vertical Markets - FY 2004* *Based on company estimates 3 3 Added more than 6,300 New Customers in 2 years 16,900 Customers Worldwide 16,900 Customers Worldwide 16,900 Customers Worldwide

Revenue Growth Drivers Existing & New Customers Existing 2002 Customer Base +$31M New 2003 & 2004 Customers +$45M $232M $260M $307M Annual Revenue ($ in millions) New Customers 2,400 3,200 3,100 Customer Base 10,600 13,800 16,900 5

RSA SecurID Credentials - User Licenses Includes RSA SecurID tokens (both h/w & s/w), Smart cards & USB Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Credentials 603 654 671 639 717 762 776 876 927 905 1033 1023 Hardware Tokens 595 645 658 631 699 744 764 829 901 857 934 884 7 7 FY 2004 Credentials increased 24% to 3.9M FY 2003 Units increased 22% to 3.1M

Average Credential 40 Authentication Manager & Services 24 $64.00 Authentication Solution Pricing - 2004 Authentication Solutions Credentials (per user license) Hardware Tokens Software Tokens (Seed & Algorithm) Smart Cards USB Tokens Authentication Manager (Server S/W) Create, Manage & Store Identities Prove Identities Leverage - Application Integration Auditing, Reporting & Compliance Software Maintenance Software Upgrades Technical Support Premium Support (7x24 WW) Professional Services Training Integration Deployment 9

Average Credential 40 Authentication Manager & Services 24 $64.00 Total Cost of Ownership (TCO) Authentication Solutions Credentials (per user license) Hardware Tokens Software Tokens (Seed & Algorithm) Smart Cards USB Tokens Authentication Manager (Server S/W) Create, Manage & Store Identities Prove Identities Leverage - Application Integration Auditing, Reporting & Compliance Software Maintenance Software Upgrades Technical Support Premium Support (7x24 WW) Professional Services Training Integration Deployment 11 $16.00 Cost per user per year* * Assumes 4 year term license

Present Future Authentication Solutions 64 60 Access Solutions 10 Management Soultions 10 Security Solutions - Future Directions -Building Customer Value & Leverage Integrated Security Solutions Credentials & Users Multiple Factors & Methods Remote Enterprise Partner Customer Consumer ... Platforms - NEXUS Create, Manage & Store Identities Prove Identities Leverage Identities Reporting, Audit & Compliance User & Password Management Application Integration Federate Identities ... Maintenance Services Professional Services Partner & Managed Services 13 Building Customer Value Leverage & Loyalty

Business Model P&L % of Revenue - Targets 15 15

RSA Security Strategies for Growth $230M Customer Base 10,600 Domestic 60% Products Markets International 44% Domestic 56% Markets Product Expansion Customer Base 16,900 Product & Solutions... Markets... Domestic 50% Expanding Customer Base... International 40% International 50% 2002 2004 Future Plans $307M 17

Investment Summary Markets - IT Security Customers - Solutions and Value Proven Products and Technology Sales, Marketing & Distribution Leadership Team Economic Leverage - Cash Flow Building Shareholder Value and Confidence 19